SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 26, 2002

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934

(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego,CA	92121

(address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Item 7. Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Exhibits.

Exhibit No.	Description

99.1	Certification of Irwin M. Jacobs, Chief Executive Officer of QUALCOMM Incorporated, filed with the Securities and Exchange Commission on July 26, 2002 pursuant to Order No. 4-460
99.2	Certification of William E. Keitel, Chief Financial Officer of QUALCOMM Incorporated, filed with the Securities and Exchange Commission on July 26, 2002 pursuant to Order No. 4-460

Item 9. Regulation FD Disclosure

     This information is not “filed” pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements.

     On July 26, 2002, both Irwin M. Jacobs, Chief Executive Officer of QUALCOMM Incorporated, and William E. Keitel, Chief Financial Officer of QUALCOMM Incorporated, filed certifications with the Securities and Exchange Commission (the “Commission”) pursuant to Order No. 4-460. Both certifications conformed exactly to the form prescribed by the Commission in Exhibit A to Order No. 4-460, without qualification or modification. The intention of Dr. Jacobs and Mr. Keitel to file the certifications in compliance with Order No. 4-460 was publicly announced on the QUALCOMM Incorporated earnings conference call on July 25, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: August 2, 2002	By:	/s/ William E. Keitel

William E. Keitel Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of Irwin M. Jacobs, Chief Executive Officer of QUALCOMM Incorporated, filed with the Securities and Exchange Commission on July 26, 2002 pursuant to Order No. 4-460
99.2	Certification of William E. Keitel, Chief Financial Officer of QUALCOMM Incorporated, filed with the Securities and Exchange Commission on July 26, 2002 pursuant to Order No. 4-460